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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                FORM 8-K/A No. 1
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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 1996

                        Commission file number 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                                              86-0708398
(State or  other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)

6820 Academy Parkway East, NE                                     87109
Albuquerque, New Mexico                                         (ZIP Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  (505)342-1100
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                          LigthPath Technologies, Inc.
                          (A Development Stage Company)
                                 Form 8-K/A No.1

                                      Index

         Item                                                 Page

Item 4.  Changes in Registrant's Certifying Accountant.        2


Signatures                                                     3

Exhibit-16
                                       1
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                          LigthPath Technologies, Inc.
                         ( A Development Stage Company)
                                Form 8-K/A No. 1




Item 4.  Changes in Registrant's Certifying Accountant.

On August 29, 1996, KPMG Peat Marwick LLP was engaged as principle accountants for LightPath Technologies, Inc. The change in principle accountants was approved by the Company's Board of Directors subject to ratification by the shareholders at the annual meeting on September 30, 1996. Ernst & Young LLP was previously the principal accountants. Statements in response to Item 4 of the registrant's Form 8-K dated August 8, 1996, and the letter of Ernst & Young LLP attached thereto as Exhibit 16, are incorporated herein by reference.

In connection with the audits of the two fiscal years ended June 30, 1996 and 1995, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and such firm's report on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope, or accounting principles through the date of their termination, August 29, 1996. For the past two years the audit report has contained explanatory language as to the uncertainty of the Company as a going concern. The Company agreed to the inclusion of the explanatory language.

Additionally, Ernst & Young LLP's management letter related to their audit of the June 30, 1995 financial statements contained certain comments regarding material weaknesses noted. These particular comments related to the Company's internal controls in its accounting and financial reporting systems and information systems. Such firm's report on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion regarding the material weaknesses. The Company has authorized Ernst & Young LLP to respond fully to the inquiries of KPMG Peat Marwick LLP regarding the management letter comments and the material weaknesses which management believes have been properly resolved subsequent to June 30, 1995. As of the date of this Form 8-K/A No.1 the Company has not received Ernst & Young LLP's management letter related to their audit of the year ended June 30, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                          LIGHTPATH TECHNOLOGIES, INC.



                                         By: /s/ Donald Lawson September 3, 1996
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                                                 Donald Lawson       Date
                                          Executive Vice President and Treasurer